                                                                    EXHIBIT 99.1

                          [HEWLETT-PACKARD LETTERHEAD]


Editorial Contacts:     HP REPORTS THIRD QUARTER RESULTS            PR081601GP38
Dave Berman, HP
+1 650 857 7277
dave_berman@hp.com
------------------

Suzette Stephens, HP
+1 650 236 5127
suzette_stephens@hp.com
-----------------------



PALO ALTO, Calif., Aug. 16, 2001 -- Hewlett-Packard Company (NYSE:HWP) today reported financial results for its third fiscal quarter ended July 31, 2001.

The company reported third quarter revenue of $10.1 billion, compared to $11.8 billion in last year's third quarter, a decrease of 14% as reported (10% before the effects of foreign currency).

Pro forma earnings per share (EPS) on a diluted basis from continuing operations was 11 cents, compared to pro forma EPS on the same basis of 50 cents in the prior-year period. Pro forma earnings this quarter excluded $49 million of amortization of goodwill and other intangibles, as well as a $131 million non-recurring pre-tax loss from the sale of VeriFone.

Actual EPS on a diluted basis was 5 cents per share on approximately 2 billion shares of common stock and equivalents outstanding. This is before a 1 cent extraordinary gain on extinguished debt. Diluted EPS from continuing operations for the same period last year was 50 cents. HP's overall gross margin was 25.9%, up from 25.3% last quarter. Expenses were down 5% sequentially on a pro forma basis.

"We are managing through what is clearly a significant global economic downturn -- and our results reflect this tough environment," said Carly Fiorina, chairman and chief executive officer. "However, we are seeing positive signs that our efforts to transform our business and improve our execution are gaining traction, and we continue to make strategic moves to fuel growth.

"We are effectively controlling short-term expenses thanks to the efforts of HP employees, and continuing to manage our inventory down. We're also taking decisive actions to create market-leading cost structures


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August 16, 2001
Page 2


and improve our ability to respond to rapidly changing market conditions.

"In the enterprise channel we're receiving positive customer and partner feedback to our `hard deck' sales engagement program. While we have more work to do, we are without question seeing a higher level of channel interest and engagement with HP.

"We are also continuing to take important strategic steps to build our business. Recently we announced plans to acquire Comdisco's Continuity Business, StorageApps and Trinagy Inc. -- all in growth areas we've targeted for investment. At the same time, we're divesting non-strategic assets, having completed the sale of VeriFone in the quarter."

HP's consumer business was particularly hard hit by the global economic malaise, with revenues down 21% year over year, against a very tough compare. Despite these difficult market conditions, HP's consumer business continues to be profitable, maintaining or gaining share in almost every category.

HP also retained its No. 1 worldwide home PC position, showing strong growth in Europe with a 67% increase in revenue compared to a year ago, and moving into the No. 2 market position in consumer notebooks worldwide.

Overall revenues in HP's business sector declined 11% year over year and 8% sequentially. However, HP Superdome servers, HP's high-end UNIX offering, continued to experience solid revenue growth signaling the company's solutions selling approach is gaining momentum. HP's consulting, outsourcing and support businesses posted revenue growth which outpaced competitors.

"Simply stated, we're staying focused on our strategy, resolutely managing our way through this economic downturn, and improving our execution so that we emerge a stronger, more focused competitor whenever the economy rebounds," said Fiorina.


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August 16, 2001
Page 3


"Looking forward, while market conditions remain far too dynamic to predict outcomes, we expect to see some sequential revenue growth in Q4 due to seasonal effects with gross margins and expenses essentially flat on a sequential basis."

WORKFORCE REDUCTION

As announced on July 26, the company has implemented a workforce reduction program that is intended to eliminate approximately 6,000 jobs and result in an annualized savings of about $500 million. HP expects to take a restructuring charge in the range of $250 million to $300 million. Under the plan, the vast majority of the 6,000 people impacted will exit the company by the end of October.

BUSINESS SEGMENT RESULTS

IMAGING AND PRINTING SYSTEMS

The imaging and printing systems segment includes laser and inkjet printers, imaging devices and associated supplies. Revenues overall for the segment declined 10% year over year (8% in local currency). Results were impacted by economic weakness in all regions and continued decline in average selling prices. HP LaserJet hardware revenue declined 12% year over year and Inkjet printer revenue declined 31% year over year. Despite these declines, HP maintained or gained share in all key printer hardware categories.

Supplies revenues were essentially flat against an exceptionally strong compare of 30% growth in last year's Q3.

Imaging systems revenue, which includes digital cameras, photo printers, scanners and all-in-one devices, declined 3% year over year. Weak scanner sales and declining ASPs offset strong unit growth of 330% in digital cameras and 41% for all-in-one devices.

Operating margin for the IPS segment was 8.9%, compared to 12.4% in the same period last year, and 10.9% last quarter (adjusted for inventory and capacity write-downs).

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August 16, 2001
Page 4


COMPUTING SYSTEMS

The computing systems segment includes a broad range of Internet infrastructure systems and solutions for businesses and professionals, including workstations, desktops, notebooks, UNIX(R) and PC servers, storage and software solutions. Overall revenues for the segment declined 22% year over year (18% in local currency).

UNIX server revenue was down 22% year over year and down 3% sequentially. Overall margins in the UNIX server business remain healthy, due in large part to the 45% sequential growth in HP Superdome server revenues. PC server revenues declined 29% and commercial desktops declined 23% from the same period last year.

While home PC revenues declined 36% year over year due primarily to weak demand and associated pricing pressures in North America, HP retained its leading position in this market. Additionally, notebooks experienced revenue growth of 5% and meaningful market share gains worldwide.

Revenues in HP's storage business declined 12% driven largely by overall weakness in the UNIX sector and a slower sales ramp for HP's new mid-range products. Revenues in HP's XP512 high-end disk array line were down 6% year over year.

Revenues in HP's software business were down 16% year over year. Revenues for HP OpenView services management software were down 6% year over year as a result of the overall weakness in the UNIX sector.

Operating margin in the computing systems segment was a negative 4.5%, compared to a positive 8.0% for the same period last year and negative 2.8% for the last quarter.

IT SERVICES

Within the IT Services segment, HP's consulting business achieved 16% growth in local currency year over year, 9% in U.S. dollars. Outsourcing revenues were up 27% in local currency year over year, 20% in U.S. dollars, and support grew 10% in local currency year over year and 5% in U.S. dollars.

Revenues overall for the IT Services segment, which includes HP's Financial and Complements Group (FCG), grew 9% in local currency year over year and 3% in U.S. dollars, driven by an 8% decline in revenues for FCG as a result of management decisions to refocus the business. FCG posted a loss for the quarter and was the primary contributor to the decrease in operating margin.


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August 16, 2001
Page 5


Operating margin for IT Services was 1.9%, compared to 8.1% for the same period last year and 6.0% for the last quarter.

COSTS AND EXPENSES

Cost of goods sold this quarter was 74.1% of net revenue, down from 74.7% last quarter. Operating expenses declined 5% sequentially and were up 2% year over year on a pro forma basis. Operating expenses were 24.0% of net revenue compared to 22.0% for last quarter on a pro forma basis.

ASSET MANAGEMENT

Return on assets for the quarter was 6.6% on a pro forma basis, compared to 8.9% for last quarter. Inventory was down approximately $200 million from last quarter and was 11.7% of revenue, flat compared with last quarter. Trade receivables were 10.4% of revenue compared to 11.7% in the previous quarter. Net property, plant and equipment was 9.8% of revenue compared to 9.4% last quarter.

ABOUT HP

Hewlett-Packard Company -- a leading global provider of computing and imaging solutions and services -- is focused on making technology and its benefits accessible to all. HP had total revenue from continuing operations of $48.8 billion in its 2000 fiscal year. Information about HP and its products can be found on the World Wide Web at http://www.hp.com.

                                      # # #

UNIX is a registered trademark of the Open Group.

This news release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include employee management issues; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to the annual report on Form 10-K for the year ended Oct. 31, 2000, and subsequently filed reports. HP assumes no obligation and does not intend to update these forward-looking statements.

August 16, 2001
Page 6

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                  (Unaudited)
                     (In millions except per share amounts)

                                                              Three months ended
                                                                   July 31,          Percent
                                                              -------------------   increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue                                                   $10,147    $11,818       (14)

Costs and expenses:
  Cost of products sold and services                            7,520      8,308
  Research and development                                        662        663
  Selling, general and administrative                           1,820      1,755
                                                              -------    -------
    Total costs and expenses                                   10,002     10,726        (7)
                                                              -------    -------
Earnings from operations                                          145      1,092       (87)

Interest income and other, net                                    159        276
Interest expense                                                   73         60
Loss on divestiture                                               131         --
                                                              -------    -------
Earnings from continuing operations before extraordinary
  item and taxes                                                  100      1,308       (92)

(Benefit) provision for taxes                                      (3)       279
                                                              -------    -------
Net earnings from continuing operations before extraordinary
  item                                                            103      1,029       (90)

Net earnings from discontinued operations                          --         17
                                                              -------    -------
Net earnings before extraordinary item                            103      1,046       (90)

Extraordinary item--gain on early extinguishment of debt,
  net of taxes                                                      8         --
                                                              -------    -------
Net earnings                                                  $   111    $ 1,046       (89)
                                                              =======    =======
Basic net earnings per share:(A)
  Net earnings from continuing operations before
    extraordinary item                                        $  0.05    $  0.52
  Net earnings from discontinued operations                        --       0.01
  Extraordinary item--gain on early extinguishment of debt,
    net of taxes                                                 0.01         --
                                                              -------    -------
  Net earnings                                                $  0.06    $  0.53
                                                              =======    =======
Diluted net earnings per share:(A)
  Net earnings from continuing operations before
    extraordinary item                                        $  0.05    $  0.50
  Net earnings from discontinued operations                        --       0.01
  Extraordinary item--gain on early extinguishment of debt,
    net of taxes                                                 0.01         --
                                                              -------    -------
  Net earnings                                                $  0.06    $  0.51
                                                              =======    =======
Cash dividends declared per share(A)                          $  0.16    $  0.16

Average number of shares and share equivalents:(A)
  Basic                                                         1,936      1,975
  Diluted                                                       1,967      2,089

(A) The calculation of diluted earnings per share includes the effect of common-stock equivalents, such as stock options, while the calculation of basic earnings per share does not. All share and per-share amounts reflect the two-for-one stock split effective October 27, 2000.

August 16, 2001
Page 7


                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                  (Unaudited)
                     (In millions except per share amounts)

                                                               Nine months ended
                                                                   July 31,          Percent
                                                              -------------------   increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue                                                   $33,702    $35,519        (5)

Costs and expenses:
  Cost of products sold and services                           24,890     25,252
  Research and development                                      2,020      1,941
  Selling, general and administrative                           5,686      5,392
                                                              -------    -------
    Total costs and expenses                                   32,596     32,585        --
                                                              -------    -------
Earnings from operations                                        1,106      2,934       (62)

Interest income and other, net                                    525        641
Interest expense                                                  233        156
Litigation settlement                                             400         --
Impairment losses on investments                                  365         --
Losses (gains) on divestitures                                    131         (8)
                                                              -------    -------
Earnings from continuing operations before extraordinary
  item and taxes                                                  502      3,427       (85)

Provision for taxes                                                39        788
                                                              -------    -------
Net earnings from continuing operations before extraordinary
  item                                                            463      2,639       (82)

Net earnings from discontinued operations                          --        136
                                                              -------    -------
Net earnings before extraordinary item                            463      2,775       (83)

Extraordinary item--gain on early extinguishment of debt,
  net of taxes                                                     43         --
                                                              -------    -------
Net earnings                                                  $   506    $ 2,775       (82)
                                                              =======    =======
Basic net earnings per share:(A)
  Net earnings from continuing operations before
    extraordinary item                                        $  0.24    $  1.33
  Net earnings from discontinued operations                        --       0.07
  Extraordinary item--gain on early extinguishment of debt,
    net of taxes                                                 0.02         --
                                                              -------    -------
  Net earnings                                                $  0.26    $  1.40
                                                              =======    =======
Diluted net earnings per share:(A)
  Net earnings from continuing operations before
    extraordinary item                                        $  0.24    $  1.28
  Net earnings from discontinued operations                        --       0.06
  Extraordinary item--gain on early extinguishment of debt,
    net of taxes                                                 0.02         --
                                                              -------    -------
  Net earnings                                                $  0.26    $  1.34
                                                              =======    =======
Cash dividends declared per share(A)                          $  0.32    $  0.32
Average number of shares and share equivalents:(A)
  Basic                                                         1,935      1,987
  Diluted                                                       1,976      2,086

------------------------

(A) The calculation of diluted earnings per share includes the effect of common-stock equivalents, such as stock options, while the calculation of basic earnings per share does not. All share and per-share amounts reflect the two-for-one stock split effective October 27, 2000.

August 16, 2001
Page 8

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Excluding adjustments itemized below
                                  (Unaudited)
                     (In millions except per share amounts)

                                                              Three months ended
                                                                   July 31,          Percent
                                                              -------------------   increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue                                                   $10,147    $11,818       (14)

Costs and expenses:
  Cost of products sold and services                            7,520      8,316
  Research and development                                        660        662
  Selling, general and administrative                           1,773      1,723
                                                              -------    -------
    Total costs and expenses                                    9,953     10,701        (7)
                                                              -------    -------
Earnings from operations                                          194      1,117       (83)

Interest income and other, net                                    159        252
Interest expense                                                   73         60
                                                              -------    -------
Earnings from continuing operations before extraordinary
  item and taxes                                                  280      1,309       (79)

Provision for taxes                                                62        270
                                                              -------    -------
Net earnings from continuing operations before extraordinary
  item                                                        $   218    $ 1,039       (79)
                                                              =======    =======
Net earnings per share from continuing operations before
  extraordinary item:
  Basic                                                       $  0.11    $  0.53
  Diluted                                                     $  0.11    $  0.50

Average number of shares and share equivalents:
  Basic                                                         1,936      1,975
  Diluted                                                       1,967      2,089

The pro forma amounts above have been adjusted to exclude the following items:

Costs of products sold and services:
  Enhanced Early Retirement Program                           $    --    $    (8)

Operating expenses:
  Goodwill amortization                                            49         24
  Enhanced Early Retirement Program                                --         (9)
  Costs related to Agilent spin-off                                --         18
                                                              -------    -------
    Total adjustments to operating expenses                        49         33

Interest income and other, net:
  Net investment gains                                             --        (24)
  Loss on divestiture                                             131         --
                                                              -------    -------
    Total adjustments to interest income and other, net           131        (24)

Income tax effect                                                 (65)         9
                                                              -------    -------
Total pro forma adjustments                                   $   115    $    10
                                                              =======    =======


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August 16, 2001
Page 9

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Excluding adjustments itemized below
                                  (Unaudited)
                     (In millions except per share amounts)

                                                               Nine months ended
                                                                   July 31,
                                                              -------------------    Percent
                                                                                    increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue                                                   $33,702    $35,519        (5)

Costs and expenses:
  Cost of products sold and services                           24,890     25,223
  Research and development                                      1,997      1,923
  Selling, general and administrative                           5,439      5,237
                                                              -------    -------
    Total costs and expenses                                   32,326     32,383        --
                                                              -------    -------
Earnings from operations                                        1,376      3,136       (56)

Interest income and other, net                                    525        587
Interest expense                                                  233        156
                                                              -------    -------
Earnings from continuing operations before extraordinary
  item and taxes                                                1,668      3,567       (53)

Provision for taxes                                               367        816
                                                              -------    -------
Net earnings from continuing operations before extraordinary
  item                                                        $ 1,301    $ 2,751       (53)
                                                              =======    =======
Net earnings per share from continuing operations before
  extraordinary item:
  Basic                                                       $  0.67    $  1.38
  Diluted                                                     $  0.66    $  1.33

Average number of shares and share equivalents:
  Basic                                                         1,935      1,987
  Diluted                                                       1,976      2,086

The pro forma amounts above have been adjusted to exclude the following items:

Costs of products sold and services:
  Enhanced Early Retirement Program                           $    --    $    29

Operating expenses:
  Goodwill amortization                                           124         63
  Acquisition-related charges                                      44         --
  Marketing realignment                                           102         --
  Enhanced Early Retirement Program                                --         54
  Costs related to Agilent spin-off                                --         56
                                                              -------    -------
    Total adjustments to operating expenses                       270        173

Interest income and other, net:
  Litigation settlement                                           400         --
  Net investment losses (gains)                                   365        (54)
  Losses (gains) on divestitures                                  131         (8)
                                                              -------    -------
    Total adjustments to interest income and other, net           896        (62)

Income tax effect                                                (328)       (28)
                                                              -------    -------
Total pro forma adjustments                                   $   838    $   112
                                                              =======    =======

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August 16, 2001
Page 10

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                 (In millions)

                                                               July 31,     October 31,
                                                                 2001          2000
                                                              -----------   -----------
                                                              (unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                                     $ 2,727       $ 3,415
  Short-term investments                                            513           592
  Accounts receivable, net                                        4,900         6,394
  Financing receivables, net                                      2,153         2,174
  Inventory                                                       5,489         5,699
  Other current assets                                            5,180         4,970
                                                                -------       -------
    Total current assets                                         20,962        23,244
                                                                -------       -------
Property, plant and equipment, net                                4,613         4,500

Long-term investments and other assets                            6,799         6,265
                                                                -------       -------
Total assets                                                    $32,374       $34,009
                                                                =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable and short-term borrowings                       $ 2,012       $ 1,555
  Accounts payable                                                3,238         5,049
  Employee compensation and benefits                              1,442         1,584
  Taxes on earnings                                               2,067         2,046
  Deferred revenues                                               1,879         1,759
  Other accrued liabilities                                       3,312         3,204
                                                                -------       -------
    Total current liabilities                                    13,950        15,197
                                                                -------       -------
Long-term debt                                                    3,511         3,402

Other liabilities                                                 1,044         1,201

Stockholders' equity                                             13,869        14,209
                                                                -------       -------
Total liabilities and stockholders' equity                      $32,374       $34,009
                                                                =======       =======

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August 16, 2001
Page 11

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                  (Unaudited)
                                 (In millions)

    Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                              Three months ended
                                                                   July 31,          Percent
                                                              -------------------   increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue:
  Imaging and Printing Systems                                $ 4,318    $ 4,802       (10)
  Computing Systems                                             3,956      5,065       (22)
  IT Services                                                   1,879      1,831         3
  Other                                                           199        385       (48)
                                                              -------    -------
    Total Segments                                             10,352     12,083
                                                              -------    -------
  Eliminations / Other                                           (205)      (265)

    Total HP Consolidated                                     $10,147    $11,818       (14)
                                                              =======    =======
Earnings from operations:
  Imaging and Printing Systems                                $   386    $   596       (35)
  Computing Systems                                              (178)       405      (144)
  IT Services                                                      36        149       (76)
  Other                                                          (128)         2       NM*
                                                              -------    -------
    Total Segments                                                116      1,152
                                                              -------    -------
  Eliminations / Other                                             29        (60)

    Total HP Consolidated                                     $   145    $ 1,092       (87)
                                                              =======    =======

------------------------

*   NM = Not meaningful

August 16, 2001
Page 12


                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                  (Unaudited)
                                 (In millions)

    Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                               Nine months ended
                                                                   July 31,          Percent
                                                              -------------------   increase/
                                                                2001       2000     (decrease)
                                                              --------   --------   ----------
Net revenue:
  Imaging and Printing Systems                                $14,338    $14,981         (4)
  Computing Systems                                            13,539     14,905         (9)
  IT Services                                                   5,683      5,265          8
  Other                                                           842      1,106        (24)
                                                              -------    -------
    Total Segments                                             34,402     36,257
                                                              -------    -------
  Eliminations / Other                                           (700)      (738)

    Total HP Consolidated                                     $33,702    $35,519         (5)
                                                              =======    =======
Earnings from operations:
  Imaging and Printing Systems                                $ 1,440    $ 1,976        (27)
  Computing Systems                                              (327)       778       (142)
  IT Services                                                     252        390        (35)
  Other                                                          (274)       (46)      (496)
                                                              -------    -------
    Total Segments                                              1,091      3,098
                                                              -------    -------
  Eliminations / Other                                             15       (164)

    Total HP Consolidated                                     $ 1,106    $ 2,934        (62)
                                                              =======    =======

                                     # # #